Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


          I, Robert J. Nugent, Chief Executive Officer of JACK IN THE BOX INC. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.



     Dated:  May 20, 2004                           /S/ROBERT J. NUGENT
                                                    ------------------------
                                                    Robert J. Nugent
                                                    Chief Executive Officer



     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Jack in the Box Inc. and will be retained by Jack in the Box Inc. and furnished to the Securities and Exchange Commission or its staff upon request.